Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
SECOND QUARTER 2016

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2015.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2015 and 2014 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The net loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio for the Company is the ratio of general and administrative expenses and corporate expenses to earned premiums. The general and administrative expense ratio for the segments is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the net loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous Quarter Change	Previous Year to Date Change
		2016	2015	2016	2015
HIGHLIGHTS	Net income	$87,628	$84,206	$212,272	$192,685	4.1%	10.2%
	Net income available to common and participating common shareholders	76,621	76,018	182,999	176,309	0.8%	3.8%
	Operating income [a]	62,091	87,718	155,717	187,105	(29.2)%	(16.8)%
	Operating income available to common and participating common shareholders [a]	54,798	79,530	139,221	170,729	(31.1)%	(18.5)%
	Operating cash flow	64,901	115,791	34,517	23,489	(43.9)%	46.9%
	Net investment income	43,977	32,252	55,158	74,113	36.4%	(25.6)%
	Gross premiums written	1,136,930	861,184	2,748,607	2,162,616	32.0%	27.1%
	Net premiums written	717,768	559,083	1,656,610	1,324,037	28.4%	25.1%
	Net premiums earned	599,608	458,135	1,152,799	847,994	30.9%	35.9%
	Total assets	14,831,667	10,711,653	14,831,667	10,711,653	38.5%	38.5%
	Total shareholders’ equity	5,104,489	3,302,906	5,104,489	3,302,906	54.5%	54.5%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$1.14	$1.69	$2.72	$3.92	(32.5)%	(30.6)%
	Operating income (as reported) [a]	$0.81	$1.76	$2.07	$3.80	(54.0)%	(45.5)%
	Diluted earnings per common share
	Net income (as reported)	$1.14	$1.68	$2.72	$3.91	(32.1)%	(30.4)%
	Operating income (as reported) [a]	$0.81	$1.76	$2.07	$3.78	(54.0)%	(45.2)%

As Reported	Weighted average common shares outstanding	65,965	43,737	65,786	43,640	50.8%	50.7%
	Weighted average common shares outstanding & dilutive potential common shares [b]	66,057	43,897	65,875	43,793	50.5%	50.4%

	Common dividends paid per share	$0.38	$0.35	$0.76	$0.70	8.6%	8.6%

Book Value Per Common Share	Book value [c]	$69.73	$65.53	$69.73	$65.53	6.4%	6.4%
	Diluted book value (treasury stock method) [c]	$68.20	$63.32	$68.20	$63.32	7.7%	7.7%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [d]	1.7%	2.7%	4.1%	6.2%	(1.0)	(2.1)
	ROAE, operating income [a] [d]	1.2%	2.8%	3.1%	6.0%	(1.6)	(2.9)

	Annualized ROAE, net income [d]	6.7%	10.6%	8.1%	12.5%	(3.9)	(4.4)
	Annualized ROAE, operating income [a] [d]	4.8%	11.1%	6.2%	12.1%	(6.3)	(5.9)
	Annualized investment yield	2.0%	2.0%	2.6%	2.3%	—	0.3

GAAP	Loss ratio	62.7%	52.2%	53.7%	48.5%	10.5	5.2
	Acquisition expense ratio	18.7%	18.5%	18.7%	19.7%	0.2	(1.0)
	General and administrative expense ratio [e]	11.2%	14.8%	13.1%	15.9%	(3.6)	(2.8)
	Combined ratio	92.6%	85.5%	85.5%	84.1%	7.1	1.4
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 29 for a reconciliation to net income.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] For detailed calculations, please refer to page 31.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the $230 million (June 30, 2015 - $430 million) liquidation value of the preferred shares.
[e] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	JUNE 30, 2014
UNDERWRITING REVENUES
Gross premiums written	$1,136,930	$1,611,677	$515,648	$642,597	$861,184	$689,425
Premiums ceded	(419,162)	(672,835)	(225,905)	(305,907)	(302,101)	(177,998)
Net premiums written	$717,768	$938,842	$289,743	$336,690	$559,083	$511,427
Change in unearned premiums	(118,160)	(385,651)	283,713	220,313	(100,948)	(29,889)
Net premiums earned	$599,608	$553,191	$573,456	$557,003	$458,135	$481,538
Other underwriting income (loss)	930	(2,444)	(7,716)	227	1,389	(4,824)
Total underwriting revenues	$600,538	$550,747	$565,740	$557,230	$459,524	$476,714
UNDERWRITING EXPENSES
Net losses and loss expenses	$376,112	$243,328	$242,057	$263,993	$239,122	$259,196
Acquisition expenses	111,961	103,842	90,364	90,457	84,971	78,601
General and administrative expenses	55,079	72,225	89,143	60,793	54,965	58,312
Total underwriting expenses	$543,152	$419,395	$421,564	$415,243	$379,058	$396,109
Underwriting income	$57,386	$131,352	$144,176	$141,987	$80,466	$80,605
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$43,977	$11,181	$23,180	$16,533	$32,252	$39,302
Corporate expenses	(11,830)	(11,771)	(15,219)	(74,308)	(12,634)	(28,143)
Interest expense	(11,357)	(10,870)	(10,815)	(12,324)	(9,062)	(9,732)
Amortization of intangibles	(20,943)	(21,374)	(16,124)	(11,318)	(1,579)	(1,623)
Total other operating (expense) revenue	($153)	($32,834)	($18,978)	($81,417)	$8,977	($196)
INCOME BEFORE OTHER ITEMS	$57,233	$98,518	$125,198	$60,570	$89,443	$80,409
OTHER
Net foreign exchange gains (losses)	$32,751	$11,729	$2,190	($8,621)	($12,981)	($319)
Net realized and unrealized gains (losses)	6,347	13,787	(20,238)	5,029	9,680	3,411
Net impairment losses recognized in earnings	(9,841)	(623)	(2,604)	(38)	(424)	(198)
Income tax benefit (expense)	1,138	1,233	3,350	(2,410)	(1,512)	(140)
NET INCOME	$87,628	$124,644	$107,896	$54,530	$84,206	$83,163
Net income attributable to non-controlling interests	(3,714)	(9,063)	(8,309)	(2,707)	—	—
NET INCOME AVAILABLE TO THE COMPANY	83,914	115,581	99,587	51,823	84,206	83,163
Preferred dividends	(7,293)	(9,203)	(8,186)	(8,188)	(8,188)	(8,188)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$76,621	$106,378	$91,401	$43,635	$76,018	$74,975

KEY RATIOS/PER SHARE DATA
Loss ratio	62.7%	43.9%	42.2%	47.4%	52.2%	53.8%
Acquisition expense ratio	18.7%	18.8%	15.8%	16.2%	18.5%	16.3%
General and administrative expense ratio [a]	11.2%	15.2%	18.2%	24.3%	14.8%	18.0%
Combined ratio	92.6%	77.9%	76.2%	87.9%	85.5%	88.1%

Basic earnings per common share	$1.14	$1.58	$1.36	$0.73	$1.69	$1.68
Diluted earnings per common share [b]	$1.14	$1.58	$1.36	$0.73	$1.68	$1.68

ROAE, net income [c]	1.7%	2.4%	2.1%	1.2%	2.7%	2.9%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares of $230 million (March 31, 2016 and December 31, 2015 - $460 million; September 30, 2015 and prior - $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - YTD

	SIX MONTHS ENDED			YEARS ENDED
	JUNE 30, 2016	JUNE 30, 2015	JUNE 30, 2014	DEC. 31, 2015	DEC. 31, 2014
UNDERWRITING REVENUES
Gross premiums written	$2,748,607	$2,162,616	$1,846,940	$3,320,861	$2,894,076
Premiums ceded	(1,091,997)	(838,579)	(536,808)	(1,370,391)	(959,870)
Net premiums written	$1,656,610	$1,324,037	$1,310,132	$1,950,470	$1,934,206
Change in unearned premiums	(503,811)	(476,043)	(432,328)	27,983	(70,228)
Net premiums earned	$1,152,799	$847,994	$877,804	$1,978,453	$1,863,978
Other underwriting (loss) income	(1,514)	3,795	(6,062)	(3,694)	(5,786)
Total underwriting revenues	$1,151,285	$851,789	$871,742	$1,974,759	$1,858,192
UNDERWRITING EXPENSES
Net losses and loss expenses	$619,440	$411,058	$436,092	$917,108	$970,162
Acquisition expenses	215,803	167,064	150,758	347,885	319,513
General and administrative expenses	127,304	109,855	117,813	259,791	247,387
Total underwriting expenses	$962,547	$687,977	$704,663	$1,524,784	$1,537,062
Underwriting income	$188,738	$163,812	$167,079	$449,975	$321,130
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$55,158	$74,113	$80,292	$113,826	$131,543
Corporate expenses	(23,601)	(24,902)	(41,848)	(114,429)	(66,200)
Interest expense	(22,227)	(18,121)	(18,783)	(41,260)	(40,968)
Amortization of intangibles	(42,317)	(3,178)	(3,240)	(30,620)	(6,484)
Total other operating (expense) revenue	($32,987)	$27,912	$16,421	($72,483)	$17,891
INCOME BEFORE OTHER ITEMS	$155,751	$191,724	$183,500	$377,492	$339,021
OTHER
Net foreign exchange gains (losses)	$44,480	($20,533)	($3,283)	($26,964)	($3,839)
Net realized and unrealized gains	20,134	27,869	8,283	12,660	14,283
Net impairment losses recognized in earnings	(10,464)	(1,073)	(309)	(3,715)	(625)
Income tax benefit (expense)	2,371	(5,302)	(548)	(4,362)	(390)
NET INCOME	$212,272	$192,685	$187,643	$355,111	$348,450
Net income attributable to non-controlling interests	(12,777)	—	—	(11,016)	—
NET INCOME AVAILABLE TO THE COMPANY	199,495	192,685	187,643	344,095	348,450
Preferred dividends	(16,496)	(16,376)	(16,376)	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$182,999	$176,309	$171,267	$311,345	$315,700

KEY RATIOS/PER SHARE DATA
Loss ratio	53.7%	48.5%	49.6%	46.4%	52.1%
Acquisition expense ratio	18.7%	19.7%	17.2%	17.6%	17.1%
General and administrative expense ratio [a]	13.1%	15.9%	18.2%	18.9%	16.8%
Combined ratio	85.5%	84.1%	85.0%	82.9%	86.0%

Basic earnings per common share	$2.72	$3.92	$3.84	$5.74	$7.07
Diluted earnings per common share [b]	$2.72	$3.91	$3.84	$5.73	$7.06

ROAE, net income [c]	4.1%	6.2%	6.7%	9.1%	12.0%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares of $230 million (2015 and prior - $460 million).

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015
ASSETS
Cash and cash equivalents	$1,092,977	$1,212,733	$1,177,750	$1,242,997	$622,642
Fixed maturity investments trading, at fair value	2,126,600	1,902,271	1,587,160	1,372,030	—
Fixed maturity investments available for sale, at fair value	3,892,479	4,261,560	4,359,019	4,656,145	4,933,776
Short term investments trading, at fair value	295,442	121,740	394,111	348,582	—
Short term investments available for sale, at fair value	18,849	25,481	25,685	16,356	16,366
Equity securities trading, at fair value	36,332	32,510	15,229	2,150	—
Equity securities available for sale, at fair value	506,010	551,968	513,585	496,035	420,411
Other investments	779,810	799,123	872,617	842,446	623,868
Premiums receivable, net	2,291,117	1,900,768	1,376,328	2,068,484	1,665,990
Insurance and reinsurance balances receivable	129,861	103,848	102,403	115,047	108,162
Deferred acquisition costs	363,406	321,654	255,501	282,975	296,568
Prepaid reinsurance premiums	885,892	891,268	498,574	650,967	668,964
Reinsurance recoverable on unpaid losses	1,105,617	935,593	907,944	830,116	785,472
Reinsurance recoverable on paid losses	348,219	330,951	288,026	163,137	157,287
Accrued investment income	30,299	29,556	30,213	31,057	25,118
Goodwill and intangible assets	511,649	532,589	553,960	573,956	150,296
Deferred tax assets	52,722	58,342	64,164	54,463	46,779
Receivable on pending investment sales	89,144	61,006	31,873	85,911	21,420
Other assets	275,242	209,225	187,383	192,589	168,534
TOTAL ASSETS	$14,831,667	$14,282,186	$13,241,525	$14,025,443	$10,711,653
LIABILITIES
Reserve for losses and loss expenses	$4,727,997	$4,458,189	$4,510,415	$4,489,836	$3,833,525
Reserve for unearned premiums	2,670,607	2,565,405	1,789,148	2,230,552	2,046,933
Deposit liabilities	12,573	13,112	13,674	13,489	13,376
Reinsurance balances payable	1,066,197	855,257	661,213	794,935	632,457
Debt	705,261	703,994	717,650	911,755	524,495
Payable on pending investment purchases	192,793	120,009	63,442	157,671	82,375
Deferred tax liability	15,817	16,532	17,315	18,346	—
Other liabilities	335,933	308,072	344,596	352,515	275,586
TOTAL LIABILITIES	$9,727,178	$9,040,570	$8,117,453	$8,969,099	$7,408,747
SHAREHOLDERS’ EQUITY
Preferred shares, Series A, non-cumulative	$—	$—	$—	$8,000	$8,000
Preferred shares, Series B, non-cumulative	—	9,200	9,200	9,200	9,200
Preferred shares, Series C, non-cumulative	9	9	9	—	—
Common shares	67,565	67,350	66,798	66,607	45,157
Additional paid-in capital	1,944,381	2,146,171	2,145,836	2,108,447	610,585
Accumulated other comprehensive income (loss)	19,949	(1,172)	(46,634)	(8,544)	36,965
Retained earnings	2,812,734	2,761,799	2,681,053	2,613,160	2,592,999
TOTAL SHAREHOLDERS' EQUITY AVAILABLE TO THE COMPANY	$4,844,638	$4,983,357	$4,856,262	$4,796,870	$3,302,906
Non-controlling interests	259,851	258,259	267,810	259,474	—
TOTAL SHAREHOLDERS’ EQUITY	$5,104,489	$5,241,616	$5,124,072	$5,056,344	$3,302,906
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,831,667	$14,282,186	$13,241,525	$14,025,443	$10,711,653

Book value per common share	$69.73	$68.70	$67.18	$66.90	$65.53
Diluted book value per common share (treasury stock method)	$68.20	$67.03	$65.48	$65.02	$63.32
RATIOS
Debt-to-capital	12.7%	12.4%	12.9%	16.0%	13.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(as a percentage of shareholders' equity available to the company)
Largest 1 in 100 year PML as of July 1, 2016 is equal to 10.6% of Shareholders’ Equity available to the Company as of June 30, 2016.

		Estimated Occurrence Net Loss as of July 1, 2016					July 1, 2015	July 1, 2014
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	3.8%	5.1%	7.7%	10.6%	14.0%	8.0%	9.1%
Europe	Windstorm	1.8%	3.4%	4.1%	7.1%	12.4%	6.7%	11.1%
California	Earthquake	0.8%	2.2%	3.7%	5.3%	7.2%	6.9%	8.0%
Japan	Windstorm	0.8%	2.6%	3.8%	4.4%	4.8%	3.9%	5.1%
Northwest U.S.	Earthquake	—%	0.1%	0.4%	0.8%	2.0%	3.0%	2.9%
Japan	Earthquake	0.5%	1.8%	4.1%	5.0%	7.3%	4.7%	5.2%
United States	Tornado/Hail	0.7%	1.0%	1.3%	1.8%	2.6%	2.2%	2.5%
Australia	Earthquake	—%	0.2%	0.6%	1.2%	2.7%	2.3%	3.9%
New Zealand	Earthquake	—%	0.1%	0.2%	0.5%	1.0%	1.0%	1.1%
Australia	Windstorm	0.2%	0.4%	0.7%	0.9%	1.9%	1.7%	2.8%
New Madrid	Earthquake	—%	—%	—%	0.2%	1.2%	0.3%	0.2%
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. The net loss estimates include Endurance’s portion of the exposures assumed through its investment in Blue Capital Global Reinsurance Fund Limited and Blue Capital Reinsurance Holdings Ltd. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE SIX MONTHS ENDED JUNE 30, 2016
Gross Premiums Written = $2,748.6 million

Source of Business

Other Specialty [a] 37.5%
Property 30.8%
Casualty 31.7%

Business Segments

Insurance 52%
Reinsurance 48%

Broker Distribution - Insurance

Other 44%
Marsh 10%
Aon 7%
Independent Agents 39%

Broker Distribution - Reinsurance

Willis 16%
Other 26%
Aon Benfield 23%
Marsh 35%

[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2016				JUNE 30, 2015
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$593,706	$543,224	$1,136,930		$468,866	$392,318	$861,184
Net premiums written	$239,602	$478,166	$717,768		$190,299	$368,784	$559,083
Net premiums earned	$253,784	$345,824	$599,608		$201,460	$256,675	$458,135
Other underwriting income	—	930	930		—	1,389	1,389
Total underwriting revenues	$253,784	$346,754	$600,538		$201,460	$258,064	$459,524

UNDERWRITING EXPENSES
Net losses and loss expenses	$173,858	$202,254	$376,112		$145,483	$93,639	$239,122
Acquisition expenses	32,868	79,093	111,961		17,702	67,269	84,971
General and administrative expenses	29,825	25,254	55,079		28,567	26,398	54,965
Total expenses	$236,551	$306,601	$543,152		$191,752	$187,306	$379,058
UNDERWRITING INCOME	$17,233	$40,153	$57,386		$9,708	$70,758	$80,466

OTHER OPERATING REVENUE
Net investment income			$43,977				$32,252
Corporate expenses			(11,830)				(12,634)
Interest expense			(11,357)				(9,062)
Amortization of intangibles			(20,943)				(1,579)
Net foreign exchange gains (losses)			32,751				(12,981)
Net realized and unrealized gains			6,347				9,680
Net impairment loss recognized in earnings			(9,841)				(424)
INCOME BEFORE INCOME TAXES			$86,490				$85,718

GAAP RATIOS
Loss ratio	68.4%	58.5%	62.7%		72.2%	36.5%	52.2%
Acquisition expense ratio	13.0%	22.9%	18.7%		8.8%	26.2%	18.5%
General and administrative expense ratio	11.8%	7.3%	11.2%	[a]	14.2%	10.3%	14.8%	[a]
Combined ratio AS REPORTED	93.2%	88.7%	92.6%		95.2%	73.0%	85.5%

Effect of favorable prior accident year reserve development	9.5%	10.0%	9.8%		9.2%	15.7%	12.8%
Combined ratio net of prior accident year reserve development	102.7%	98.7%	102.4%		104.4%	88.7%	98.3%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	JUNE 30, 2014
UNDERWRITING REVENUES
Gross premiums written	$593,706	$835,117	$432,254	$448,563	$468,866	$321,526
Net premiums written	$239,602	$370,944	$211,098	$174,937	$190,299	$179,038
Net premiums earned	$253,784	$219,569	$253,085	$234,143	$201,460	$218,563
Total underwriting revenues	$253,784	$219,569	$253,085	$234,143	$201,460	$218,563

UNDERWRITING EXPENSES
Net losses and loss expenses	$173,858	$127,803	$144,425	$139,141	$145,483	$149,567
Acquisition expenses	32,868	30,358	22,292	24,375	17,702	15,128
General and administrative expenses	29,825	38,429	50,723	31,880	28,567	35,969
Total expenses	$236,551	$196,590	$217,440	$195,396	$191,752	$200,664

UNDERWRITING INCOME	$17,233	$22,979	$35,645	$38,747	$9,708	$17,899

GAAP RATIOS
Loss ratio	68.4%	58.2%	57.1%	59.5%	72.2%	68.5%
Acquisition expense ratio	13.0%	13.8%	8.8%	10.4%	8.8%	6.9%
General and administrative expense ratio	11.8%	17.5%	20.0%	13.6%	14.2%	16.4%
Combined ratio AS REPORTED	93.2%	89.5%	85.9%	83.5%	95.2%	91.8%

Effect of favorable prior accident year reserve development	9.5%	10.6%	8.0%	9.6%	9.2%	10.1%

Combined ratio net of prior accident year reserve development	102.7%	100.1%	93.9%	93.1%	104.4%	101.9%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	JUNE 30, 2014
UNDERWRITING REVENUES
Gross premiums written	$543,224	$776,560	$83,394	$194,034	$392,318	$367,899
Net premiums written	$478,166	$567,898	$78,645	$161,753	$368,784	$332,389
Net premiums earned	$345,824	$333,622	$320,371	$322,860	$256,675	$262,975
Other underwriting income (loss)	930	(2,444)	(7,716)	227	1,389	(4,824)
Total underwriting revenues	$346,754	$331,178	$312,655	$323,087	$258,064	$258,151

UNDERWRITING EXPENSES
Net losses and loss expenses	$202,254	$115,525	$97,632	$124,852	$93,639	$109,629
Acquisition expenses	79,093	73,484	68,072	66,082	67,269	63,473
General and administrative expenses	25,254	33,796	38,420	28,913	26,398	22,343
Total expenses	$306,601	$222,805	$204,124	$219,847	$187,306	$195,445

UNDERWRITING INCOME	$40,153	$108,373	$108,531	$103,240	$70,758	$62,706

GAAP RATIOS
Loss ratio	58.5%	34.7%	30.5%	38.6%	36.5%	41.7%
Acquisition expense ratio	22.9%	22.0%	21.2%	20.5%	26.2%	24.1%
General and administrative expense ratio	7.3%	10.1%	12.0%	9.0%	10.3%	8.5%
Combined ratio AS REPORTED	88.7%	66.8%	63.7%	68.1%	73.0%	74.3%

Effect of favorable prior accident year reserve development	10.0%	11.4%	12.5%	13.9%	15.7%	12.2%

Combined ratio net of prior accident year reserve development	98.7%	78.2%	76.2%	82.0%	88.7%	86.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	JUNE 30, 2014
INSURANCE SEGMENT
Agriculture	$66,922	$496,216	$55,372	$156,145	$112,012	$80,540
Casualty and other specialty	178,081	138,255	138,956	128,509	146,056	108,030
Professional lines	122,679	77,415	112,917	80,069	96,736	74,650
Property, marine/energy and aviation	226,024	123,231	125,009	83,840	114,062	58,306
TOTAL INSURANCE	$593,706	$835,117	$432,254	$448,563	$468,866	$321,526

REINSURANCE SEGMENT
Catastrophe	$236,995	$200,830	$7,014	$40,660	$139,833	$158,372
Property	30,646	156,466	(291)	53,423	30,560	42,887
Casualty	82,263	98,720	27,474	42,802	48,132	30,875
Professional lines	135,638	48,549	38,807	31,705	134,241	84,117
Specialty	57,682	271,995	10,390	25,444	39,552	51,648
TOTAL REINSURANCE	$543,224	$776,560	$83,394	$194,034	$392,318	$367,899

REPORTED TOTALS	$1,136,930	$1,611,677	$515,648	$642,597	$861,184	$689,425

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	JUNE 30, 2014
INSURANCE SEGMENT
Agriculture	($2,962)	$208,627	$13,119	$29,634	$22,677	$45,826
Casualty and other specialty	77,965	63,497	73,704	64,490	65,302	56,475
Professional lines	51,204	43,334	51,765	37,479	43,443	29,846
Property, marine/energy and aviation	113,395	55,486	72,510	43,334	58,877	46,891
TOTAL INSURANCE	$239,602	$370,944	$211,098	$174,937	$190,299	$179,038

REINSURANCE SEGMENT
Catastrophe	$197,681	$88,868	$4,083	$14,814	$122,305	$123,411
Property	31,304	150,056	(455)	52,887	30,118	42,886
Casualty	80,921	98,719	27,455	42,802	48,132	30,868
Professional lines	135,031	48,220	38,807	31,705	134,241	84,117
Specialty	33,229	182,035	8,755	19,545	33,988	51,107
TOTAL REINSURANCE	$478,166	$567,898	$78,645	$161,753	$368,784	$332,389

REPORTED TOTALS	$717,768	$938,842	$289,743	$336,690	$559,083	$511,427

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	JUNE 30, 2014
INSURANCE SEGMENT
Agriculture	$74,692	$38,746	$74,912	$85,106	$97,270	$127,421
Casualty and other specialty	68,978	68,856	65,955	57,160	47,712	50,012
Professional lines	43,092	42,795	39,836	32,976	27,000	24,219
Property, marine/energy and aviation	67,022	69,172	72,382	58,901	29,478	16,911
TOTAL INSURANCE	$253,784	$219,569	$253,085	$234,143	$201,460	$218,563

REINSURANCE SEGMENT
Catastrophe	$94,126	$82,223	$87,913	$79,973	$61,977	$65,705
Property	69,781	74,087	63,488	72,367	55,866	76,705
Casualty	52,707	44,281	41,753	46,062	33,905	50,102
Professional lines	64,468	65,094	58,392	57,178	50,147	36,325
Specialty	64,742	67,937	68,825	67,280	54,780	34,138
TOTAL REINSURANCE	$345,824	$333,622	$320,371	$322,860	$256,675	$262,975

REPORTED TOTALS	$599,608	$553,191	$573,456	$557,003	$458,135	$481,538

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE SIX MONTHS ENDED
	JUNE 30, 2016				JUNE 30, 2015
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,428,823	$1,319,784	$2,748,607		$1,205,084	$957,532	$2,162,616
Net premiums written	$610,546	$1,046,064	$1,656,610		$494,338	$829,699	$1,324,037
Net premiums earned	$473,353	$679,446	$1,152,799		$337,324	$510,670	$847,994
Other underwriting (loss) income	—	(1,514)	(1,514)		—	3,795	3,795
Total underwriting revenues	$473,353	$677,932	$1,151,285		$337,324	$514,465	$851,789

UNDERWRITING EXPENSES
Losses and loss expenses	$301,661	$317,779	$619,440		$219,995	$191,063	$411,058
Acquisition expenses	63,226	152,577	215,803		33,585	133,479	167,064
General and administrative expenses	68,254	59,050	127,304		57,409	52,446	109,855
Total expenses	$433,141	$529,406	$962,547		$310,989	$376,988	$687,977

UNDERWRITING INCOME	$40,212	$148,526	$188,738		$26,335	$137,477	$163,812

OTHER OPERATING REVENUE
Net investment income			$55,158				$74,113
Corporate expenses			(23,601)				(24,902)
Interest expense			(22,227)				(18,121)
Amortization of intangibles			(42,317)				(3,178)
Net foreign exchange gains (losses)			44,480				(20,533)
Net realized and unrealized gains			20,134				27,869
Net impairment loss recognized in earnings			(10,464)				(1,073)
INCOME BEFORE INCOME TAXES			$209,901				$197,987

GAAP RATIOS
Loss ratio	63.7%	46.7%	53.7%		65.2%	37.4%	48.5%
Acquisition expense ratio	13.4%	22.5%	18.7%		10.0%	26.1%	19.7%
General and administrative expense ratio	14.4%	8.7%	13.1%	[a]	17.0%	10.3%	15.9%	[a]
Combined ratio AS REPORTED	91.5%	77.9%	85.5%		92.2%	73.8%	84.1%

Effect of favorable prior accident year reserve development	10.0%	10.6%	10.4%		11.6%	15.0%	13.7%
Combined ratio net of prior accident year reserve development	101.5%	88.5%	95.9%		103.8%	88.8%	97.8%
 [a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEAR ENDED
	JUNE 30, 2016	JUNE 30, 2015	JUNE 30, 2014	DEC. 31, 2015	DEC. 31, 2014
UNDERWRITING REVENUES
Gross premiums written	$1,428,823	$1,205,084	$973,802	$2,085,901	$1,716,128
Net premiums written	$610,546	$494,338	$522,065	$880,373	$860,406
Net premiums earned	$473,353	$337,324	$362,584	$824,552	$833,912
Total underwriting revenues	$473,353	$337,324	$362,584	$824,552	$833,912

UNDERWRITING EXPENSES
Losses and loss expenses	$301,661	$219,995	$238,100	$503,561	$594,561
Acquisition expenses	63,226	33,585	27,389	80,252	65,368
General and administrative expenses	68,254	57,409	72,668	140,012	148,475
Total expenses	$433,141	$310,989	$338,157	$723,825	$808,404

UNDERWRITING INCOME	$40,212	$26,335	$24,427	$100,727	$25,508

GAAP RATIOS
Loss ratio	63.7%	65.2%	65.7%	61.1%	71.4%
Acquisition expense ratio	13.4%	10.0%	7.6%	9.7%	7.8%
General and administrative expense ratio	14.4%	17.0%	20.0%	17.0%	17.7%
Combined ratio AS REPORTED	91.5%	92.2%	93.3%	87.8%	96.9%

Effect of favorable prior accident year reserve development	10.0%	11.6%	9.3%	9.9%	9.7%

Combined ratio net of prior accident year reserve development	101.5%	103.8%	102.6%	97.7%	106.6%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2016	JUNE 30, 2015	JUNE 30, 2014	DEC. 31, 2015	DEC. 31, 2014
UNDERWRITING REVENUES
Gross premiums written	$1,319,784	$957,532	$873,138	$1,234,960	$1,177,948
Net premiums written	$1,046,064	$829,699	$788,067	$1,070,097	$1,073,800
Net premiums earned	$679,446	$510,670	$515,220	$1,153,901	$1,030,066
Other underwriting (loss) income	(1,514)	3,795	(6,062)	(3,694)	(5,786)
Total underwriting revenues	$677,932	$514,465	$509,158	$1,150,207	$1,024,280

UNDERWRITING EXPENSES
Losses and loss expenses	$317,779	$191,063	$197,992	$413,547	$375,601
Acquisition expenses	152,577	133,479	123,369	267,633	254,145
General and administrative expenses	59,050	52,446	45,145	119,779	98,912
Total expenses	$529,406	$376,988	$366,506	$800,959	$728,658

UNDERWRITING INCOME	$148,526	$137,477	$142,652	$349,248	$295,622

GAAP RATIOS
Loss ratio	46.7%	37.4%	38.5%	35.8%	36.4%
Acquisition expense ratio	22.5%	26.1%	23.9%	23.2%	24.7%
General and administrative expense ratio	8.7%	10.3%	8.7%	10.4%	9.6%
Combined ratio AS REPORTED	77.9%	73.8%	71.1%	69.4%	70.7%

Effect of favorable prior accident year reserve development	10.6%	15.0%	13.7%	14.0%	14.9%

Combined ratio net of prior accident year reserve development	88.5%	88.8%	84.8%	83.4%	85.6%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2016	JUNE 30, 2015	JUNE 30, 2014	DEC. 31, 2015	DEC. 31, 2014
INSURANCE SEGMENT
Agriculture	$563,138	$628,928	$608,434	$840,445	$866,025
Casualty and other specialty	316,336	246,738	175,683	514,203	396,113
Professional lines	200,094	151,496	113,430	344,482	263,538
Property, marine/energy and aviation	349,255	177,922	76,255	386,771	190,452
TOTAL INSURANCE	$1,428,823	$1,205,084	$973,802	$2,085,901	$1,716,128

REINSURANCE SEGMENT
Catastrophe	$437,825	$264,240	$285,020	$311,914	$343,213
Property	187,112	156,260	209,300	209,392	287,326
Casualty	180,983	106,230	115,857	176,506	159,533
Professional lines	184,187	178,098	109,736	248,610	174,656
Specialty	329,677	252,704	153,225	288,538	213,220
TOTAL REINSURANCE	$1,319,784	$957,532	$873,138	$1,234,960	$1,177,948

REPORTED TOTALS	$2,748,607	$2,162,616	$1,846,940	$3,320,861	$2,894,076

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2016	JUNE 30, 2015	JUNE 30, 2014	DEC. 31, 2015	DEC. 31, 2014
INSURANCE SEGMENT
Agriculture	$205,665	$225,137	$327,471	$267,890	$459,149
Casualty and other specialty	141,462	110,360	93,288	248,554	195,927
Professional lines	94,538	67,674	44,416	156,918	93,640
Property, marine/energy and aviation	168,881	91,167	56,890	207,011	111,690
TOTAL INSURANCE	$610,546	$494,338	$522,065	$880,373	$860,406

REINSURANCE SEGMENT
Catastrophe	$286,549	$175,765	$202,374	$194,662	$252,973
Property	181,360	153,567	209,208	205,999	287,235
Casualty	179,640	106,230	114,260	176,487	157,947
Professional lines	183,251	178,098	109,736	248,610	174,656
Specialty	215,264	216,039	152,489	244,339	200,989
TOTAL REINSURANCE	$1,046,064	$829,699	$788,067	$1,070,097	$1,073,800

REPORTED TOTALS	$1,656,610	$1,324,037	$1,310,132	$1,950,470	$1,934,206

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2016	JUNE 30, 2015	JUNE 30, 2014	DEC. 31, 2015	DEC. 31, 2014
INSURANCE SEGMENT
Agriculture	$113,438	$136,764	$183,734	$296,782	$471,403
Casualty and other specialty	137,834	93,371	101,775	216,486	191,952
Professional lines	85,887	51,613	48,560	124,425	97,815
Property, marine/energy and aviation	136,194	55,576	28,515	186,859	72,742
TOTAL INSURANCE	$473,353	$337,324	$362,584	$824,552	$833,912

REINSURANCE SEGMENT
Catastrophe	$176,349	$117,972	$128,631	$285,858	$249,113
Property	143,868	119,872	153,623	255,727	297,331
Casualty	96,988	75,498	98,356	163,313	184,170
Professional lines	129,562	97,442	69,519	213,012	154,341
Specialty	132,679	99,886	65,091	235,991	145,111
TOTAL REINSURANCE	$679,446	$510,670	$515,220	$1,153,901	$1,030,066

REPORTED TOTALS	$1,152,799	$847,994	$877,804	$1,978,453	$1,863,978

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	2015	2014

Average common equity [a]	$4,568,998	$4,459,810	$4,381,566	$3,619,888	$3,415,086	$2,638,276

Net premiums earned	$599,608	$553,191	$573,456	$557,003	$1,978,453	$1,863,978

Premium leverage	0.13x	0.12x	0.13x	0.15x	0.58x	0.72x

Annualized premium leverage	0.52x	0.50x	0.52x	0.62x	0.58x	0.72x

Average cash and invested assets	$8,746,617	$8,864,749	$8,909,284	$7,730,545	$7,434,542	$6,515,156

Investment leverage	1.91x	1.99x	2.03x	2.13x	2.18x	2.48x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF JUNE 30, 2016 AND DECEMBER 31, 2015

	June 30, 2016		December 31, 2015
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$989,328	11.4%	$1,146,181	12.9%
Short-term investments	314,291	3.6%	419,796	4.7%
Fixed maturity investments
U.S. government and government agencies notes	732,853	8.5%	818,468	9.2%
Government and agency guaranteed corporates	47,457	0.5%	57,753	0.6%
U.S. government agency residential mortgage-backed securities	1,318,538	15.4%	1,236,040	13.9%
U.S. government agency commercial mortgage-backed securities	106,828	1.2%	99,638	1.1%
Municipals	27,385	0.3%	22,406	0.3%
Foreign government	193,933	2.2%	160,976	1.8%
Corporate securities	1,957,382	22.7%	1,849,934	20.8%
Non-agency residential mortgage-backed securities	58,284	0.7%	75,333	0.8%
Non-agency commercial mortgage-backed securities	694,132	8.0%	713,248	8.0%
Asset-backed securities	485,245	5.6%	507,255	5.7%
Collateralized loan and debt obligations	397,042	4.6%	405,128	4.5%
Equity securities
Equity investments	364,771	4.2%	393,829	4.4%
Emerging market debt fund	86,167	1.0%	56,421	0.6%
Convertible funds	46,001	0.5%	46,185	0.5%
Preferred equity investments	14,698	0.2%	17,623	0.2%
Short-term fixed income fund	30,705	0.4%	14,756	0.2%
Other investments [b]	779,810	9.0%	872,617	9.8%
Total	$8,644,850	100.0%	$8,913,587	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	732,853	11.6%	$818,468	12.9%
AAA/Aaa	1,132,118	17.8%	1,204,763	18.9%
AA/Aa	2,335,476	36.9%	2,237,707	35.1%
A/A	1,062,763	16.8%	1,094,590	17.2%
BBB	667,950	10.5%	703,817	11.1%
Below BBB	354,651	5.6%	268,030	4.2%
Not Rated	47,559	0.8%	38,600	0.6%
Total	$6,333,370	100.0%	$6,365,975	100.0%

Performance			June 30, 2016	December 31, 2015
Yield [d]			2.0%	1.5%
Duration in years [e]			2.57	2.74

Net Investment Income	Quarter Ended June 30, 2016	Quarter Ended Mar. 31, 2016	Quarter Ended Dec. 31, 2015	Quarter Ended Sept 30, 2015	Quarter Ended June 30, 2015	Year Ended Dec. 31, 2015
Cash and securities	$38,725	$39,438	$34,975	$34,249	$28,682	$127,379
Other investments	5,252	(28,257)	(11,795)	(17,716)	3,570	(13,553)
Total net investment income	$43,977	$11,181	$23,180	$16,533	$32,252	$113,826

[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the quarter ending June 30, 2016 and twelve months ending December 31, 2015 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED JUNE 30, 2016			SIX MONTHS ENDED JUNE 30, 2016
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,458,189	($935,593)	$3,522,596	$4,510,415	($907,944)	$3,602,471

Incurred related to:
Current year	695,247	(260,500)	434,747	1,140,852	(401,668)	739,184
Prior years	(67,350)	8,715	(58,635)	(136,396)	16,652	(119,744)
Total Incurred	627,897	(251,785)	376,112	1,004,456	(385,016)	619,440

Paid related to:
Current year	(69,819)	23,306	(46,513)	(79,599)	26,035	(53,564)
Prior years	(264,430)	56,834	(207,596)	(700,365)	159,541	(540,824)
Total Paid	(334,249)	80,140	(254,109)	(779,964)	185,576	(594,388)

Foreign currency translation and other	(23,841)	1,621	(22,220)	(6,911)	1,767	(5,144)

Balance, end of period	$4,727,996	($1,105,617)	$3,622,379	$4,727,996	($1,105,617)	$3,622,379

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE SIX MONTHS ENDED JUNE 30, 2016

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2016	($23,176)	($37,933)	($61,109)
Quarter ended June 30, 2016	(24,217)	(34,418)	(58,635)
Six months ended June 30, 2016	($47,393)	($72,351)	($119,744)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2015

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2015	($20,696)	($36,462)	($57,158)
Quarter ended June 30, 2015	(18,575)	(40,261)	(58,836)
Quarter ended September 30, 2015	(22,556)	(44,791)	(67,347)
Quarter ended December 31, 2015	(20,174)	(39,949)	(60,123)
Year ended December 31, 2015	($82,001)	($161,463)	($243,464)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Quarter ended December 31, 2014	(26,563)	(42,270)	(68,833)
Year ended December 31, 2014	($80,570)	($153,245)	($233,815)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	DEC. 31, 2015
INSURANCE SEGMENT
Agriculture	($1,292)	($13,265)	$36	($212)	($1,547)	($1,331)
Casualty and other specialty	(15,045)	(7,138)	(6,640)	(12,581)	(16,663)	(54,594)
Professional lines	357	(187)	(300)	345	(119)	(194)
Property, marine/energy and aviation	(8,237)	(2,586)	(13,270)	(10,108)	(246)	(25,882)
TOTAL INSURANCE	($24,217)	($23,176)	($20,174)	($22,556)	($18,575)	($82,001)

REINSURANCE SEGMENT
Catastrophe	($7,344)	($15,465)	($4,905)	($11,734)	($13,385)	($32,260)
Property	(414)	(3,565)	(12,247)	(8,101)	(579)	(29,364)
Casualty	(6,163)	(5,674)	(5,777)	(9,787)	(12,739)	(34,730)
Professional lines	(12,333)	(3,619)	(2,159)	(6,614)	(6,212)	(26,108)
Specialty	(8,164)	(9,610)	(14,861)	(8,555)	(7,346)	(39,001)
TOTAL REINSURANCE	($34,418)	($37,933)	($39,949)	($44,791)	($40,261)	($161,463)

REPORTED TOTALS	($58,635)	($61,109)	($60,123)	($67,347)	($58,836)	($243,464)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	DEC. 31, 2015
INSURANCE SEGMENT
Agriculture	$63,830	$18,051	$54,785	$64,933	$85,584	$240,259
Casualty and other specialty	34,527	38,186	46,739	21,714	15,819	92,965
Professional lines	27,117	25,277	22,910	22,325	17,492	79,972
Property, marine/energy and aviation	48,384	46,289	19,991	30,169	26,588	90,365
TOTAL INSURANCE	$173,858	$127,803	$144,425	$139,141	$145,483	$503,561

REINSURANCE SEGMENT
Catastrophe	$65,892	($9,592)	($3,190)	$4,827	$3,049	$13,717
Property	46,606	39,287	20,843	39,875	31,324	121,353
Casualty	30,916	21,794	18,152	24,603	11,765	77,408
Professional lines	20,288	34,591	33,318	25,062	23,888	97,933
Specialty	38,552	29,445	28,509	30,485	23,613	103,136
TOTAL REINSURANCE	$202,254	$115,525	$97,632	$124,852	$93,639	$413,547

REPORTED TOTALS	$376,112	$243,328	$242,057	$263,993	$239,122	$917,108

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property, marine/ energy and aviation	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT JUNE 30, 2016
Case reserves	$187,249	$279,262	$139,615	$245,045	$851,171	$142,088	$244,972	$240,143	$76,359	$144,471	$848,033	$1,699,204
Total reserves	$302,292	$1,330,458	$638,045	$371,799	$2,642,594	$236,656	$348,236	$752,691	$388,596	$359,224	$2,085,403	$4,727,997
Case reserves/Total reserves	61.9%	21.0%	21.9%	65.9%	32.2%	60.0%	70.3%	31.9%	19.6%	40.2%	40.7%	35.9%

IBNR / Total reserves	38.1%	79.0%	78.1%	34.1%	67.8%	40.0%	29.7%	68.1%	80.4%	59.8%	59.3%	64.1%

AT MAR. 31, 2016
Case reserves	$61,000	$273,192	$117,252	$246,715	$698,159	$103,378	$232,578	$237,228	$81,995	$144,949	$800,128	$1,498,287
Total reserves	$162,708	$1,306,763	$597,136	$369,123	$2,435,730	$186,287	$352,100	$758,160	$381,175	$344,737	$2,022,459	$4,458,189
Case reserves/Total reserves	37.5%	20.9%	19.6%	66.8%	28.7%	55.5%	66.1%	31.3%	21.5%	42.0%	39.6%	33.6%

IBNR / Total reserves	62.5%	79.1%	80.4%	33.2%	71.3%	44.5%	33.9%	68.7%	78.5%	58.0%	60.4%	66.4%

AT DEC. 31, 2015
Case reserves	$226,753	$271,234	$116,920	$226,894	$841,801	$109,374	$229,283	$244,445	$70,301	$142,217	$795,620	$1,637,421
Total reserves	$284,552	$1,291,427	$581,558	$349,824	$2,507,361	$199,108	$341,309	$774,231	$355,993	$332,413	$2,003,054	$4,510,415
Case reserves/Total reserves	79.7%	21.0%	20.1%	64.9%	33.6%	54.9%	67.2%	31.6%	19.7%	42.8%	39.7%	36.3%

IBNR / Total reserves	20.3%	79.0%	79.9%	35.1%	66.4%	45.1%	32.8%	68.4%	80.3%	57.2%	60.3%	63.7%

AT SEPT. 30, 2015
Case reserves	$245,070	$271,553	$114,158	$221,570	$852,351	$125,099	$242,323	$247,649	$63,203	$125,773	$804,047	$1,656,398
Total reserves	$274,583	$1,263,971	$551,637	$352,630	$2,442,821	$233,936	$370,123	$791,395	$333,228	$318,333	$2,047,015	$4,489,836
Case reserves/Total reserves	89.3%	21.5%	20.7%	62.8%	34.9%	53.5%	65.5%	31.3%	19.0%	39.5%	39.3%	36.9%

IBNR / Total reserves	10.7%	78.5%	79.3%	37.2%	65.1%	46.5%	34.5%	68.7%	81.0%	60.5%	60.7%	63.1%

AT June 30, 2015
Case reserves	$203,303	$266,165	$112,578	$75,914	$657,960	$87,309	$180,630	$240,892	$62,282	$98,301	$669,414	$1,327,374
Total reserves	$323,686	$1,208,710	$525,604	$99,769	$2,157,769	$141,519	$249,659	$748,431	$285,488	$250,659	$1,675,756	$3,833,525
Case reserves/Total reserves	62.8%	22.0%	21.4%	76.1%	30.5%	61.7%	72.4%	32.2%	21.8%	39.2%	39.9%	34.6%

IBNR / Total reserves	37.2%	78.0%	78.6%	23.9%	69.5%	38.3%	27.6%	67.8%	78.2%	60.8%	60.1%	65.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	JUNE 30, 2016	2015	2014	JUNE 30, 2016
Income and Return on Equity:
Net income available to common and participating common shareholders	$182,999	$311,345	$315,700	$3,560,355

Operating income available to common and participating common shareholders	139,221	332,025	304,012	3,435,720

Average Shareholders’ equity [a]	4,514,404	3,415,086	2,638,276	2,259,012

Net income return on average equity	4.1%	9.1%	12.0%	10.9%	[c]
Operating return on average equity	3.1%	9.7%	11.5%	10.5%	[c]

Book value and dividends per share:
Diluted book value per common share (treasury stock method)	$68.20	$65.48	$61.33	$68.20

Dividends paid per share	0.76	1.40	1.36	14.37

Change in diluted book value per common share	4.2%	6.8%	11.1%	17.4%	[c]

Total return to common shareholders [b]	5.3%	9.0%	13.6%	22.5%	[c]

[a] Excludes the $230 million (2015 - $460 million; 2014 - $430 million) liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
		2016	2015	2016	2015
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$65.54	$62.19	$64.08	$62.40

	Basic weighted average common shares outstanding [a]	65,965	43,737	65,786	43,640

	Add: weighted avg. unvested restricted shares	88	52	79	34
	Weighted average exercise price per share	$—	$—	—	—
	Proceeds from unrecognized restricted shares expense	$3,740	$2,822	$3,278	$1,920
	Less: restricted shares bought back via treasury method	(57)	(42)	(51)	(29)

	Add: weighted avg. dilutive options outstanding	267	800	294	800
	Weighted average exercise price per share	$48.20	$48.20	$48.20	$48.20
	Proceeds from unrecognized option expense	$589	$1,837	$737	$2,113
	Less: options bought back via treasury method	(206)	(650)	(233)	(652)
	Weighted average dilutive shares outstanding [b]	66,057	43,897	65,875	43,793

[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2016	2015	2016	2015

Net income available to common and participating common shareholders	$76,621	$76,018	$182,999	$176,309
Less amount allocated to participating common shareholders [a]	(1,634)	(2,273)	(4,008)	(5,237)
Net income allocated to common shareholders	$74,987	$73,745	$178,991	$171,072

Denominator:
Weighted average shares - basic	65,965	43,737	65,786	43,640

Share Equivalents
Options	62	150	61	148
Restricted shares	30	10	28	5
Weighted average shares - diluted	66,057	43,897	65,875	43,793

Basic earnings per common share	$1.14	$1.69	$2.72	$3.92

Diluted earnings per common share [b]	$1.14	$1.68	$2.72	$3.91

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2016	2015	2016	2015

Net income available to Endurance Holdings	$83,914	$84,206	$199,495	$192,685
(Less) add items:
Net foreign exchange (gains) losses	(32,751)	12,981	(44,480)	20,533
Net realized and unrealized gains	(6,347)	(9,680)	(20,134)	(27,869)
Net impairment losses recognized in earnings	9,841	424	10,464	1,073
Income tax expense (benefit)	7,434	(213)	10,372	683
Operating income before preferred dividends	$62,091	$87,718	$155,717	$187,105
Preferred dividends	(7,293)	(8,188)	(16,496)	(16,376)
Operating income available to common and participating common shareholders	$54,798	$79,530	$139,221	$170,729
Less amount allocated to participating common shareholders [a]	(1,169)	(2,378)	(3,050)	(5,072)
Operating income allocated to common shareholders	$53,629	$77,152	$136,171	$165,657

Weighted average common shares outstanding
Basic	65,965	43,737	65,786	43,640
Dilutive	66,057	43,897	65,875	43,793

Basic per common share data
Net income allocated to common shareholders	$1.14	$1.69	$2.72	$3.92
(Less) add items:
Net foreign exchange (gains) losses	(0.50)	0.29	(0.67)	0.47
Net realized and unrealized gains	(0.09)	(0.23)	(0.30)	(0.63)
Net impairment losses recognized in earnings	0.15	0.01	0.16	0.02
Income tax expense (benefit)	0.11	—	0.16	0.02
Operating income allocated to common shareholders [b]	$0.81	$1.76	$2.07	$3.80

Diluted per common share data
Net income allocated to common shareholders	$1.14	$1.68	$2.72	$3.91
(Less) add items:
Net foreign exchange (gains) losses	(0.50)	0.29	(0.67)	0.47
Net realized and unrealized gains	(0.09)	(0.22)	(0.30)	(0.64)
Net impairment losses recognized in earnings	0.15	0.01	0.16	0.02
Income tax expense (benefit)	0.11	—	0.16	0.02
Operating income allocated to common shareholders [b]	$0.81	$1.76	$2.07	$3.78
[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

PROJECTED FINANCIAL STATEMENT IMPACT OF SELECTED ITEMS
RELATED TO THE ACQUISITION OF MONTPELIER

	BALANCE SHEET AMOUNT AT JULY 31, 2015	INCOME STATEMENT IMPACT FOR THE YEAR ENDED DECEMBER 31,
		2015 [c]	2016	2017	2018	2019	THEREAFTER

Finite lived intangibles	$293,200	($24,334)	($79,195)	($58,103)	($31,760)	($21,484)	($78,324)
Indefinite lived intangibles [a]	57,600	—	—	—	—	—	—
Goodwill [a]	87,625	—	—	—	—	—	—
Total goodwill and intangible assets	438,425	(24,334)	(79,195)	(58,103)	(31,760)	(21,484)	(78,324)

Deferred acquisition costs [b]	91,715	(42,411)	(35,001)	(4,673)	(2,651)	(2,067)	(4,912)

Unearned premiums	(430,490)	220,623	165,976	12,381	9,358	6,690	15,462

[a] Indefinite lived intangibles and goodwill are not amortized but are subject to annual impairment testing.

[b]  Deferred acquisition costs are written off under purchase GAAP. Income statement impact shown above represents the acquisition expenses that would have been recognized by Montpelier as the related premiums were earned.

[c] Amounts shown above for 2015 are for the period subsequent to the closing of the acquisition of Montpelier from August 1, 2015 through December 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		JUNE 30,		DEC. 31,
		2016	2015	2015
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$67.16	$65.70	$63.99

	Basic common shares outstanding	66,174	43,839	65,441
	Add: unvested restricted shares and restricted share units	1,442	1,316	1,617
	Add: dilutive options outstanding	160	800	320
	Weighted average exercise price per share	$48.20	$48.20	$48.20

	Book Value [b]	$4,614,638	$2,872,906	$4,396,262
	Add: proceeds from converted options	7,712	38,560	15,424
	Pro forma book value	$4,622,350	$2,911,466	$4,411,686
	Dilutive shares outstanding	67,776	45,955	67,378
	Basic book value per common share	$69.73	$65.53	$67.18
	Diluted book value per common share	$68.20	$63.35	$65.48

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$67.16	$65.70	$63.99

	Basic common shares outstanding	66,174	43,839	65,441
	Add: unvested restricted shares and restricted share units	1,442	1,316	1,617
	Add: dilutive options outstanding	160	800	320
	Weighted average exercise price per share	$48.20	$48.20	$48.20
	Less: options bought back via treasury method	(115)	(587)	(241)
	Dilutive shares outstanding	67,661	45,368	67,137
	Basic book value per common share	$69.73	$65.53	$67.18
	Diluted book value per common share	$68.20	$63.32	$65.48

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Excludes the $230 million (December 31, 2015 - $460 million; June 30, 2015 - $430 million) liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 29 for a reconciliation of operating income to net income.
Operating income per basic or diluted common share are internal performance measures used by Endurance in the management of its operations. Operating income allocated to common shareholders (excludes unvested restricted shares outstanding which are considered participating) per diluted common share represents operating income divided by weighted average dilutive common shares, which has been calculated in accordance with the two-class method under U.S. GAAP. Endurance believes that showing operating income per dilutive common share enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Operating income per dilutive common share should not be viewed as substitutes for GAAP net income per dilutive common share. Please see page 29 for a reconciliation of operating income per basic and diluted common share to net income per basic and diluted common share.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances by quarter for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 31 for a reconciliation of diluted book value per common share to basic book value per common share.